Exhibit 99.1

WEX and Impactive Capital Announce Cooperation Agreement

Company to Nominate Three New Independent Directors – Kurt Adams, Ellen Alemany, and Lauren
Taylor Wolfe – for Election at the 2026 Annual Meeting of Stockholders

2026 Annual Meeting of Stockholders Rescheduled to May 14, 2026

PORTLAND, Maine, May 4, 2026-- WEX (NYSE: WEX) (“WEX” or the “Company”), a global leader in intelligent payment solutions, today announced that it has entered into a cooperation agreement with Impactive Capital Master Fund LP (“Impactive”).

Under the terms of the agreement, WEX and Impactive have established a refreshed slate including three new independent directors – Kurt Adams, Ellen Alemany, and Lauren Taylor Wolfe (the “New Directors”) – for election to the WEX Board of Directors (the “Board”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). In addition to the New Directors, WEX will nominate Daniel Callahan, Aimee Cardwell, David Foss, James Groch, Derrick Roman, Melissa Smith, Stephen Smith and Susan Sobbott. As of the Annual Meeting, the Board will include 11 directors.

In addition, following the Annual Meeting, WEX will separate the roles of Chair and Chief Executive Officer. Melissa Smith will continue to serve as Chief Executive Officer, President, and a member of the Board.

Impactive will withdraw its nomination notice in light of the agreed slate and will support the revised Board at the Annual Meeting. The New Directors will serve on the Board’s Nominating and Governance, Leadership Development and Compensation, Technology and Cybersecurity, Finance and Audit Committees. The agreement also contains customary standstill and non-disparagement provisions and voting commitments.

The Company will file additional proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) reflecting the revised slate of 11 director nominees. Shareholders who have voted on Impactive’s white proxy card will need to submit new voting instructions on the Company’s revised proxy card, which will be distributed to shareholders eligible to vote at the Annual Meeting. To provide shareholders sufficient time to evaluate the updated materials, the Annual Meeting has been rescheduled to May 14, 2026.

“We are pleased to have reached a resolution with Impactive, which will allow the Board and management team to remain focused on executing our strategy, strengthening the business and positioning WEX for continued long-term growth,” said Melissa Smith, CEO of WEX. “This outcome reflects our commitment to constructive dialogue and effective governance. We look forward to working with Kurt, Ellen and Lauren toward our common goal of enhancing value for all shareholders.”

“We believe in the strength of WEX’s businesses and the Company’s opportunity to create meaningful long-term value for shareholders,” said Lauren Taylor Wolfe, Co-Founder and Managing Partner of Impactive. “The new directors joining the Board bring valuable, complementary skillsets – particularly in the areas of governance, capital allocation and operational efficiency. We are confident these additions will benefit the Company as we work closely with Melissa, the management team and the Board to help WEX realize its full potential. We look forward to supporting the newly composed slate of director nominees at the upcoming Annual Meeting.”

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which will be filed as an exhibit to a Current Report on Form 8-K with the SEC.

About Kurt Adams

Mr. Adams has served as the CEO of IPC Systems, Inc., a provider of network services and trading communications technology for financial institutions, since 2024. Previously, he was the CEO of Optum Financial, Inc., a payments and financial services subsidiary of UnitedHealth Group Inc. (NYSE: UNH). Prior to that, he served as Group President of the Corporate Payments division of Fleetcor Technologies, Inc. (n/k/a Corpay, Inc., NYSE: CPAY), from 2015 to 2019. From 2011 until 2015, Mr. Adams served as President – Corporate Payments at U.S. Bancorp (NYSE: USB), and from 2008 until 2011 served as Senior Vice President – Corporate Payments. Mr. Adams has been a member of the board of directors of ConnexPay LLC since April 2024. He previously served on the boards of Optum Bank, Inc., the Utah-chartered industrial bank of Optum, and Elavon Financial Services Limited.

About Ellen Alemany

Ms. Alemany has served as a member of the board of directors of First Citizens BancShares, Inc. (NASDAQ: FCNCA) (“First Citizens”), a commercial bank, since January 2022. She previously served as a special advisor to the Chairman and Chief Executive Officer at First Citizens from January 2023 to December 2023, and as Vice Chairwoman from January 2022 to December 2022. Prior to that, Ms. Alemany was Chairwoman, Chief Executive Officer and President of CIT Group Inc. (“CIT”), an American financial services company, as well as its subsidiary, CIT Bank, N.A., from 2016 until CIT’s merger with First Citizens in January 2022. Ms. Alemany joined CIT as a member of its board of directors in October 2015. She previously served as the head of management structure of The Royal Bank of Scotland (“RBS”) Americas, a British bank and financial services company, from 2007 to 2013. Concurrently, Ms. Alemany served as Chief Executive Officer and Chairwoman of RBS Citizens Financial Group, Inc., a subsidiary of RBS, from 2008 to 2013. Prior to that, Ms. Alemany served as Chief Executive Officer, Global Transaction Services of Citigroup Inc. (NYSE: C), an American multinational investment bank and financial services company. Ms. Alemany previously served as a member of the board of directors of various public companies, including Dun & Bradstreet Holdings, Inc. (formerly NYSE: DNB), Fidelity National Information Services, Inc. (NYSE: FIS), and Automatic Data Processing, Inc. (NASDAQ: ADP).

About Lauren Taylor Wolfe

Ms. Taylor Wolfe is the co-founder and has served as the Managing Partner of Impactive Capital, an active impact investing firm, since its founding in April 2018. Prior to founding Impactive Capital, Ms. Taylor Wolfe served as Managing Director and Investing Partner at Blue Harbour Group, L.P., an investment management firm, from 2007 to January 2018. Earlier in her career, Ms. Taylor Wolfe served as a Portfolio Manager at SIAR Capital LLC, an investment firm specializing in undervalued and emerging growth companies, from 2003 to 2007, and as an Associate at Diamond Technology Partners, a strategic technology consulting firm, from 2000 to 2003. Previously, Ms. Taylor Wolfe served on the boards of directors of Envestnet, Inc. (formerly NYSE: ENV), until it was acquired by a subsidiary of Bain Capital Private Equity, LP in 2024, and HD Supply Holdings, Inc. (formerly NASDAQ: HDS), until it was acquired by The Home Depot, Inc. (NYSE: HD) in 2020.

About WEX

WEX (NYSE: WEX) is the global commerce platform that simplifies the business of running a business. WEX has created a powerful ecosystem that offers seamlessly embedded, personalized solutions for its customers around the world. Through its rich data and specialized expertise in simplifying benefits, reimagining mobility, and paying and getting paid, WEX aims to make it easy for companies to overcome complexity and reach their full potential. For more information, please visit www.wexinc.com.

Forward-Looking Statements and Risk Factors

This press release contains forward-looking statements including, but not limited to, statements regarding plans, goals, expectations and objectives. Any statements in this communication that are not statements of historical facts are forward-looking statements. When used in this communication, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “positions,” “confidence,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements relate to our future plans, objectives, expectations, and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or performance to be materially different from future results or performance expressed or implied by these forward-looking statements, including, but not limited to, the risks and uncertainties identified in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2026 and subsequent filings with the SEC. The forward-looking statements speak only as of the date of this communication and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events, or otherwise.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying BLUE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the Company’s 2026 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement, an accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC filings” link in the “Financials” section of the Company’s website at https://ir.wexinc.com/.

For WEX:

News Media Contact:

Edelman Smithfield
WEX@edelman.com

Investor Contact:

WEX

Pedro Alvarez, 207-523-7769

Pedro.Alvarez@wexinc.com